Stock-Based Compensation	3 Months Ended
Mar. 31, 2019
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
On July 25, 2015, the Company established the Long-Term Incentive Plan (“LTIP”) providing for the grant of performance share units (“PSUs”) to employees and officers selected by the Compensation Committee of the Board of Directors (the “Compensation Committee”). PSU awards are earned based on achievement against one or more performance metrics established by the Compensation Committee in respect of a specified performance period. Earned PSUs range from zero to a specified maximum percentage of a participant’s target award based on the performance of applicable performance metrics, and are also subject to vesting terms based on continued employment. The first performance period was settled at the beginning of the second quarter of 2018, with PSUs earned based on achievement of EBITDA metrics established by the Compensation Committee and total shareholder return relative to a peer group. The first vesting period ended March 31, 2018 (the “2015 Plan”) and earned and vested PSUs settled in one common share of the Company per vested PSU - issued to participants on April 30, 2018, except for certain PSUs settled in cash at fair market value to cover wage taxes or as substitute for share transfer restrictions. On August 2, 2016, the Compensation Committee established a consecutive LTIP (the “2016 Plan”) having consistent terms with those of the 2015 Plan. On July 31, 2017, the Compensation Committee established a consecutive LTIP (the “2017 Plan”). On July 12, 2018, the Compensation Committee established a consecutive LTIP (the “2018 Plan’). All PSUs are granted under, and are subject to the terms and conditions of, the Company’s 2014 Omnibus Incentive Compensation Plan.
The following table summarizes the activity of our PSU's for the three months ended March 31, 2019:

Period Granted	Performance Period	PSUs Outstanding at December 31, 2018	PSUs Granted	PSUs Vested	PSUs Forfeited	PSUs Outstanding at March 31, 2019	Weighted Average Grant Date Fair Value
2016	2016 - 2019	677,607	—	—	—	677,607	$17.21
2017	2017 - 2020	467,349	—	—	—	467,349	$24.89
2018	2018 - 2021	450,034	—	—	—	450,034	$39.24
Total		1,594,990	—	—	—	1,594,990

We recognized $3,553k and $3,100k of total stock-based compensation expense related to outstanding PSUs for the three months ended March 31, 2019 and 2018, respectively. At March 31, 2019, we had unrecognized compensation cost of $13.45 million, based on the target amount, related to unvested PSUs, which is expected to be recognized over a weighted average period of 1.7 years.
The closing price of the Company's shares and therefore the intrinsic value of one PSU outstanding was $18.99 as of March 31, 2019 compared to $27.10 as of March 31, 2018. Total intrinsic value amounted to $30.3 million and $43.4 million as of March 31, 2019 and 2018, respectively.